The Prudential Series Fund

Supplement dated April 27, 2020 to the
Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for the The Prudential Series Fund and should be retained for future reference.

Effective immediately, the introduction to the Principal Shareholders table is hereby revised.

I.

In order to reflect this change, the following is hereby inserted into the introduction above the Principal Shareholders table, in the section entitled “ADDITIONAL INFORMATION-SHAREHOLDERS-FINANCIAL STATEMENTS” in the SAI for The Prudential Series Fund.

“To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares or 25% or more of a Portfolio’s outstanding shares as of April 1, 2020.  As of April 1, 2020, the Trustees and Officers of the Trust, as a group, owned less than 1% of each class of a Portfolio’s outstanding shares of beneficial interest of the Trust.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP1